EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of InkSure Technologies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Annual Report for the fiscal year ended December 31, 2005 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: March 30, 2006               /s/ Elie Housman
                                         ----------------
                                         Elie Housman, Chief Executive Officer


     Dated: March 30, 2006               /s/ Eyal Bigon
                                         ----------------
                                         Eyal Bigon, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.